SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            _________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 18, 1995



                       PEOPLES FIRST CORPORATION

          (Exact Name of Registrant as specified in Charter)


   Kentucky                 0-16839               61-1023747
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)            Identification
incorporation)                                    No.)



100 South Fourth Street, Paducah, Kentucky         42002-2200

(Address of principal executive offices)          (Zip code)


Registrant's telephone number,
  including area code:  (502) 441-1200

                           N/A
 (Former name or former address, if changed since last report.)
         INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted form this Report.

Item 5.  Other Events

     On January 18, 1995, the Board of Directors of Peoples First Corporation (the "Company") declared a dividend of one Junior Participating Preferred Stock Purchase Right on each outstanding share of the Company's common stock, as set forth in the Rights Agreement dated as of January 18, 1995, between the Company and Boatmen's Trust Company. The dividend distribution will be made on January 31, 1995, payable to shareholders of record on that date.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

 The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS          EXHIBIT

     4 and 10.1          Rights Agreement dated
                         January 18, 1995 between
                         Peoples First Corporation
                         and Boatmen's Trust
                         Company is incorporated
                         by reference to Exhibit
                         B to Registration
                         Statement on Form 8-A
                         dated January 18, 1995.


     99                  Press Release dated
                         January 18, 1995



                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES FIRST CORPORATION



Date:  January 18, 1995       By  /s/ Aubrey W. Lippert
                                Chairman of the Board, President,
                                and Chief Executive Officer